UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 24, 2005


                        NATURAL GAS SERVICES GROUP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


            Colorado                        1-31398              75-2811855
   (State or other jurisdiction         (Commission File       (IRS Employer
of  Incorporation or organization)          Number)          Identification No.)


2911 South County Road 1260 Midland, Texas                          79706
   (Address of Principal Executive Offices)                       (Zip Code)

                                  432-563-3974
              (Registrant's telephone number, including area code)


                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

         On February 24, 2005, Natural Gas Services Group, Inc. issued a news release announcing the registrant's results of operations for its fourth quarter end fiscal year ended December 31, 2004. The news release issued on February 24, 2005 is furnished as Exhibit No. 99 to this Current Report on Form 8-K. Natural Gas Services Group's Annual Report to Shareholders and its reports on Forms 10-KSB, 10-QSB and 8-K and other publicly available information should be consulted for other important information about the registrant.

         The information in this Current Report on Form 8-K, including Exhibit No. 99 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.


Item 9.01.  Financial Statements and Exhibits.

         (c)      Exhibits

         The Exhibit listed below is furnished as an Exhibit to this Current Report on Form 8-K.

    Exhibit No.            Description of Exhibit
    -----------            ----------------------

         99 News release issued February 24, 2005 (furnished pursuant to Item 2.02)

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NATURAL GAS SERVICES GROUP, INC.


                                                By: /s/ Stephen C. Taylor
                                                   -----------------------------
                                                   Stephen C. Taylor, President


Dated:  February 24, 2005

                                  EXHIBIT INDEX



Exhibit No.                              Description
-----------                              -----------

   99             News release issued February 24, 2005  (furnished  pursuant to
                  Item 2.02)